UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 31, 2015

EXPEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51447	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 108th Avenue NE

Bellevue, Washington 98004

(Address of principal executive offices) (Zip code)

(425) 679-7200

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 31, 2015, Expedia, Inc., a Washington corporation and wholly owned subsidiary of the registrant (“Expedia”), through a newly formed wholly owned subsidiary, elected to exercise its option to purchase multiple office and lab buildings located in Seattle, Washington, (the “Property”) from Immunex Corporation (“Immunex”) a wholly owned subsidiary of Amgen, Inc., pursuant to a Purchase and Sale Agreement with Immunex dated March 10, 2015, as amended on March 25, 2015 (collectively, the “PSA”). Expedia is acquiring the Property for a purchase price of $228.9 million, exclusive of closing costs.

The PSA contains customary representations and warranties regarding the Property, and closing of the acquisition is subject to certain standard closing conditions and Expedia’s agreement to lease back the Property to Immunex or its affiliate pursuant to a lease agreement that will run through December 31, 2015 with respect to certain office and lab buildings, and through December 31, 2016 with respect to a data center and related office and administrative support space. If Expedia is unable to comply with its closing conditions under the PSA, it will forfeit an earnest money deposit of $5 million. Closing is anticipated to occur during the second quarter of 2015.

Payment of the purchase price to Immunex by Expedia’s subsidiary has been guaranteed by Expedia and Expedia intends to fund the purchase of the Property through available cash on hand. There are no material relationships between the registrant or its subsidiaries and Immunex, other than in respect of the PSA described above.

A copy of the Purchase and Sale Agreement and the First Amendment to Purchase and Sale Agreement are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference in their entirety herein.

Item 7.01 Regulation FD Disclosure

A copy of the press release announcing Expedia’s intention to purchase the Property is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Purchase and Sale Agreement between Immunex Corporation and Cruise, LLC, dated March 10, 2015.

10.2	First Amendment to Purchase and Sale Agreement between Immunex Corporation and Cruise, LLC, dated March 25, 2015.

99.1	Press release dated April 2, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA, INC.

By:	/s/ Robert J. Dzielak
Robert J. Dzielak
Executive Vice President, General Counsel and Secretary

Dated: April 2, 2015

Exhibit Number	Description

10.1	Purchase and Sale Agreement between Immunex Corporation and Cruise, LLC, dated March 10, 2015.

10.2	First Amendment to Purchase and Sale Agreement between Immunex Corporation and Cruise, LLC, dated March 25, 2015.

99.1	Press release dated April 2, 2015.